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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



      Date of report (Date of earliest event reported): September 30, 2002


                         ------------------------------


                                MORO CORPORATION
             (Exact name of registrant as specified in its charter)

                         ------------------------------


 Delaware                           0-28628                      51-0338736
(State or other                (Commission Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)

                             Bala Pointe, Suite 240
                           111 Presidential Boulevard
                         Bala Cynwyd, Pennsylvania 19004
               (Address of Principal Executive Offices)(Zip Code)

                                 (610) 667-9050
              (Registrant's telephone number, including area code)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2002, Moro/Rado Acquisition Corp. ("Moro/Rado"), a wholly-owned subsidiary of Moro Corporation (the "Company"), purchased substantially all of the operating assets and assumed certain liabilities of Rado Enterprises, Inc. ("Rado"), pursuant to an Asset Purchase Agreement dated July 31, 2002 by and among Moro/Rado, Rado and Antonio D. Rado.

         Rado is a mechanical contractor engaged in various plumbing, heating, ventilation and air conditioning projects for commercial, industrial and institutional buildings located in northeastern and central Pennsylvania. Moro/Rado intends to continue the business of Rado as conducted prior to the acquisition.

         The purchase price for Rado's assets was their net book value, all as set forth in the Asset Purchase Agreement. At the time of closing, the purchase price paid by Moro/Rado to Rado was estimated by the parties to be $2,255,000. The final purchase price will be determined by the parties following the preparation of the closing balance sheet by Rado. The purchase price is to be paid by the delivery to Rado of a note of Moro/Rado in the amount of $200,000 (which is guaranteed by the Company), the payment of retainage receivables to Rado by Moro/Rado as collected, the payment of $600,000 of deferred compensation over a six year period, and the payment of the balance in cash. The funds used for the purchase were (i) funds contributed to Moro/Rado by the Company; and
(ii) a $350,000 term loan made to Moro/Rado, and guaranteed by the Company, by Sovereign Bank. The purchase price was determined as a result of an arms length negotiation. To the best knowledge of the Company, neither the Company, any affiliate, director, officer nor associate of any director or officer of the Company had any material relationship with Rado or Antonio D. Rado prior to the transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of the Business Acquired (Rado Enterprises, Inc.)

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial information required by this item 7(a). In accordance with item 7(a)(4) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than December 16, 2002.

(b)      Pro Forma Financial Information

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial information required by this item 7(b). In accordance with item 7(a)(4) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than December 16, 2002.

(c)      Exhibits

2.1 Asset Purchase Agreement dated July 31, 2002 by and among Moro/Rado Acquisition Corp., Rado Enterprises, Inc. and Antonio D. Rado.



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                                    SIGNATURE

In accordance with the requirement of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MORO CORPORATION


                                               By: /s/ David W. Menard
                                                  ------------------------------
                                               David W. Menard
                                               Chief Executive Officer and
                                               Principal Financial Officer
Date: October 15, 2002





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                                 Exhibit Index
                                 -------------

Exhibit
Number      Description
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2.1         Asset Purchase Agreement dated July 31, 2002 by and among Moro/Rado
            Acquisition Corp., Rado Enterprises, Inc. and Antonio D. Rado.